UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2009
ROCHESTER MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-18933	41-1613227

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
One Rochester Medical Drive, Stewartville, MN 55976
(Address of principal executive offices)
Registrant’s telephone number, including area code: (507) 533-9600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 9, 2009, the Board of Directors of Rochester Medical Corporation (the “Company”) approved certain amendments to the Company’s bylaws. The amendments became effective immediately upon approval, and the bylaws have been restated to reflect these amendments. The following description of the amendments to the bylaws is qualified in its entirety by reference to the text of the Company’s Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The amendments to the bylaws include amendments to:
•	Section 2.02 to clarify (i) the procedures to be followed in order for business to be properly brought before a regular meeting of shareholders, (ii) when a shareholder must give notice of business to be brought before a regular meeting, and (iii) the information that must be included in a shareholder’s notice of business to be brought before a regular meeting.

•	Section 2.03 to specify the information that must be included in a shareholder’s notice of demand for a special meeting of shareholders.

•	Section 2.07 to delete the requirement that written notice of shareholder meetings must be given by mail, and instead provide that notice may be given in any manner permitted under the Minnesota Business Corporation Act.

•	Section 3.02 to specify (i) the procedures to be followed in order to properly nominate a person for election as a director, (ii) when a shareholder must give notice of the intention to nominate a person for election as a director, and (iii) the information that must be included in a shareholder’s notice regarding both the director nominee and the shareholder making the nomination.
Additionally, Section 2.11 was added to allow for regular and special meetings of shareholders to be held solely by means of remote communication, or allow for participation in regular and special meetings of shareholders by means of remote communication; the availability of such remote communication is subject to the discretion of the Board and subject to the requirements of the Minnesota Business Corporation Act and any guidelines and procedures that the Board deems appropriate.
In addition to the amendments described above, the bylaws were amended to include various technical and clarifying corrections and other non-substantive changes.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
3.1	Amended and Restated Bylaws of Rochester Medical Corporation, as amended through June 9, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: June 12, 2009

ROCHESTER MEDICAL CORPORATION
By:	/s/ David A. Jonas
David A. Jonas
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Rochester Medical Corporation, as amended through June 9, 2009